UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934

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☒	Soliciting Material under §240.14a-12

CHANGE HEALTHCARE INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Information

The following communications relate to the proposed acquisition of Change Healthcare Inc., a Delaware corporation (the “Company”) by UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), pursuant to the Agreement and Plan of Merger, dated as of January 5, 2021, by and among the Company, UnitedHealth Group and Cambridge Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group.

On January 22, 2021, the Company (i) sent an email to all employees and (ii) distributed a set of updated frequently asked questions for employees, copies of which are set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Neil de Crescenzo Email to All Employees

FROM: Change Healthcare Communications

DATE: January 22, 2021

SUBJECT: Join Our CEO, Neil de Crescenzo, and UnitedHealth Group CEO, Dave Wichmann, for a Live Virtual Chat!

Join Our CEO, Neil de Crescenzo, and UnitedHealth Group CEO, Dave Wichmann, for a Live Virtual Chat! To: All Employees

Hi!

As promised, we are committed to keeping you informed about our recently announced Optum and Change Healthcare deal. Please see below for two important updates and opportunities to learn more!

Live CEO Chat: Neil de Crescenzo and David Wichmann

Next Monday, January 25 (at 9 a.m. CT) Change Healthcare CEO Neil de Crescenzo will join UnitedHealth Group CEO David Wichmann on Dave’s weekly webcast to all UnitedHealth Group employees, “Wick’s Weekly.” Change Healthcare employees are welcome to listen in. Click here to add the event to your calendar. (You should disconnect from VPN to view the event.)

Updated Frequently Asked Questions

Based on your feedback, we have made some updates to our Change Healthcare & Optum Frequently Asked Questions (FAQs) – available now on our SharePoint site. As we shared when we announced the Optum and Change Healthcare deal, we will continue to update our FAQs as new information becomes available, and we appreciate you continuing to share your questions with us as we move ahead.

We look forward to sharing additional information and resources, including updates on integration plans, in the weeks and months ahead. Until then, it continues to be business as usual for Change Healthcare team members.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Your Internal Communications Team

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Information in this email is confidential, proprietary, and for internal use only. Please do not distribute.

Updated Employee FAQs

Change Healthcare & Optum

Frequently Asked Questions

As of January 22, 2021

The below Frequently Asked Questions (FAQs) are designed to address follow-up questions employees may have regarding the announcement of Change Healthcare joining Optum. These initial FAQs cover the business rationale, expected benefits, as well as anticipated high-level employee transition questions. A comprehensive set of FAQs for the employee integration will be developed and shared once the integration plan and timing has been established.

Table of Contents

Jan. 6, 2021 Announcement FAQs	2

Overview & Business Rationale	3

Communication & Transition Process	7

Sales / Customer / Product & Solution Questions	7

Additional Questions	8

Jan. 20, 2021 Updates	10

Jan. 6, 2021 Announcement FAQs

Overview & Business Rationale

What is happening?

Optum and Change Healthcare are combining to form a new and more modern foundation to support the next generation health system. Once closing occurs during the second half of 2021 (which is subject to regulatory approvals), we will together deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience and lower the total cost of health care.

What are the terms of the transaction?

The terms of the transactions were outlined in the Jan. 6 press release from UnitedHealth Group. The release can be found in the newsroom of the Change Healthcare website.

Who is Optum?

Optum is an information and technology-enabled health services business dedicated to helping make the health system work better for everyone. With more than 190,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE: UNH). For more information, visit optum.com.

Do you anticipate this transaction will face scrutiny from the Department of Justice?

We believe the agency will view the transaction positively and allow our combined companies to proceed with our joint mission of improving health outcomes, supporting the next generation health system, and better serving consumers of health care.

Why are Optum and Change Healthcare interested in working together?

Optum and Change Healthcare are combining to advance a new and more modern foundation to support the next generation health system. Together, we will deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology, and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience, and lower the total cost of health care. We will accomplish this through:

•	Clinical Alignment. Improve the quality of health care delivery by offering critical point of care insights aligned to best evidence-based medical standards within the workflow of physicians.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

•	Claims Accuracy. Streamline and simplify administration by fully automating claims transactions, including editing, in the EDI stream.

•	Payment Simplification. Provide patient payment obligations at the point of service and accelerate provider billing and payment, in part enabled by the claims advances described above.

Will Change Healthcare continue to be independently operated?

Once closing occurs (which is subject to customary regulatory approvals), Change Healthcare will become part of Optum but will continue to operate under the Change Healthcare brand and leadership structure for an interim period. Change Healthcare and Optum teams are working closely together to develop a thorough integration plan to ensure a seamless transition for team members and customers.

Will the Change Healthcare leadership team remain in place once the deal is finalized?

For now, we are operating business as usual until the deal closes. We will announce any new organizational and/or leadership changes as we get closer to the deal closing. As part of the deal, Change Healthcare CEO Neil de Crescenzo will agreed to assume the role of CEO of the combined OptumInsight organization, once the transaction is finalized. The current CEO of OptumInsight, Robert Musslewhite, will continue in his role until that time.

How will Change Healthcare’s clients benefit from this new relationship with Optum?

Once closing occurs (which is subject to customary regulatory approvals, the combination of Change Healthcare and Optum creates the opportunity to collaborate with payers and providers to apply innovative data and analytics solutions and services to help improve clinical decision-making; simplify billing, collection, and payment processes; and enable a better patient and provider experience. In fact, we share many customers, and the combination will further streamline our operating model, creating additional value for our customer base.

How will Change Healthcare team members benefit from this combination?

By becoming part of a growing business committed to innovation, modernization, and improving the health system for everyone, Change Healthcare’s team members will have robust opportunities for professional development and career advancement. The combination will create even more career development opportunities as we join more than 325,000 global team members committed to advancing the health system for everyone.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

At the same time, Change Healthcare team members will continue to apply their knowledge, talent, and passion to improve clinical, financial, administrative, and patient engagement outcomes.

How will Optum benefit from this new relationship with Change Healthcare?

Once closing occurs (which is subject to customary regulatory approvals), the combined company will drive health and administrative intelligence across all care touchpoints and accelerate health system efficiency. Together, Optum and Change Healthcare will drive increased value for all health care stakeholders by:

•	Improving patient outcomes by bringing critical clinical decision support into the clinical workflow and effectively aligning payers and care providers;

•	Streamlining and simplifying administrative processes between payers and providers; and

•	Simplifying payments to reduce administrative burden on care providers and provide consumers with more convenient, transparent financial experiences.

By bringing Change Healthcare into the Optum suite of businesses and solutions, we will advance our mission to help people live healthier lives and help the health system work better for everyone.

What do both companies intend to achieve through this new relationship?

We believe that our complementary skills, assets, and values will advance a new and more modern foundation to support the next-generation health system. We will deliver more insights at the point of care; streamline and simplify administration and payments; and apply data, technology, and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience, and lower the total cost of health care.

Simply put, we will accomplish this through aligning clinical decision making, improving claims accuracy, and simplifying payment. These three elements will improve the quality of health care delivery, automate claims transactions, and accelerate payment between provider and payer.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Why couldn’t Change Healthcare achieve these objectives on their own?

Optum and UnitedHealthcare bring tremendous scale, additional relationships, and a restless and innovative culture that complements that of Change Healthcare. Optum’s national health care delivery platform, OptumCare, provides a unique opportunity to demonstrate the value of breakthrough approaches to improving care and lowering administrative costs. In addition, we have many directly complementary assets, including a scaled financial network and complementary revenue cycle management, risk and quality and payment integrity businesses. By leveraging our combined assets, we will innovate faster, respond more nimbly to changing market dynamics, and drive even more value for those that rely on us.

Have Change Healthcare and Optum done any previous work together?

Yes, Change Healthcare and Optum have existing successful relationships with one another, such as in the areas of evidence-based clinical decision support, EDI platforms, and Point of Care Assist™.

Why is Change Healthcare working with Optum?

Change Healthcare has a long history of forging new relationships that have contributed to the financial growth and stability of the company. Joining Optum is the next step in that journey, which ensures the legacy of Change Healthcare while looking toward our future growth and impact across the health industry.

How is patient-specific data and information protected by Optum?

Optum will safeguard patient data and information, as it does for 125 million individuals. Optum has strong informational and organizational firewalls that have enabled Optum to earn the trust of and effectively serve their clients across all segments of the health care industry.

How does Optum use data?

Combined with their deep knowledge and expertise in health care, Optum uses data and information to gain better clinical insights that helps the health care system work better for everyone. They also use this knowledge and insight to drive innovation and develop tools that enable payers, providers, and patients to efficiently experience better health outcomes at a lower cost.

How does Optum protect data?

Protecting members’ and customers’ information is a top priority. Optum values the trust placed in them and takes seriously the responsibility of how they use and protect the personal information of those they serve. They maintain strict policies and protections around data and comply with state and federal laws, including HIPAA, governing its use. Optum invests significant resources in their enterprise information security program and cyber defense capabilities. They continuously review and test their systems to address changing threats to security.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Are there plans to rebrand Change Healthcare?

Currently, it is business as usual. More information about any branding or operational changes will be available as plans are defined.

Communication & Transition Process

If I receive questions from media, to whom should I direct them?

Please refer all media or investment community inquiries to Katherine Wojtecki at katherine.wojtecki@changehealthcare.com or 630.624.9142.

How are we communicating this change to Optum and Change Healthcare clients?

We have developed a coordinated communication plan to explain to clients what is changing and what is not. Only authorized leaders will be reaching out to our clients. If you receive a call from a client or customer, please refer them to your leader for assistance.

When will Change Healthcare team members transition to Optum?

We expect the transaction to close later in 2021, subject to certain regulatory approvals and completion of other customary closing conditions. We are developing a thorough integration plan to ensure a seamless transition for team members. More information will be shared as soon as it becomes available. For now, it is business as usual.

What is the transition plan and how will Optum communicate throughout the transition?

Change Healthcare and Optum are working diligently together to ensure the transition is effective and seamless. Until then, it is important that all employees continue to focus on their essential job responsibilities and maintain the same high-level service Change Healthcare provides its customers.

Sales / Customer / Product & Solution Questions

Will our partners or customers see any difference as a result of this announcement?

For now, it is business as usual. Change Healthcare and Optum will continue to operate as competitors in the marketplace, and we will not share any proprietary or competitive information with each other. Change Healthcare customers and partners will continue to experience the same high-level of service from Change Healthcare.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Have any decisions been made about the future of Change Healthcare’s products as part of Optum?

No. Once the deal is finalized, decisions about our go-to-market strategy and product portfolio will be made and communicated in a timely manner.

Optum and Change Healthcare are combining to advance a new and more modern foundation to support the next generation health system. Together – with a combined set of solutions and capabilities – we will deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience and lower the total cost of health care.

How will Change Healthcare’s technology, products, and solutions be integrated into Optum’s company & portfolio?

For now, we are operating business as usual. Once the deal is finalized, decisions about our go-to-market strategy, product portfolio, and technology solutions will be made and communicated in a timely manner.

Additional Questions

What is the Optum culture like?

The Optum culture is built on the foundation of five core values:

1.	Integrity

2.	Compassion

3.	Relationships

4.	Innovation

5.	Performance.

Optum’s values guide employee behavior and are a key part of the organization’s success. Optum employees are passionate about making positive, fundamental change in health care for the people and society they serve. As Change Healthcare and Optum went through this process, we discovered that our values are very similar.

Additionally, at Optum, they are focused on building a more inclusion and diverse environment in which everyone’s inherent worth is recognized. An environment in which everyone feels safe to express their authentic selves and where a rich mix of differences and perspectives are celebrated. We will continue to work together to reject bias and discrimination so we can better serve the millions of people who have placed their trust in us.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

What types of career development opportunities are offered at Optum?

Optum provides a wide range of opportunities for continued personal growth and career development.

•	Thousands of free courses

•	Tuition reimbursement for college courses

•	Leadership development programs

•	Opportunities to work across business functions and take on new challenges/projects.

How will this impact Change Healthcare being a publicly traded company?

Until the deal closes, which we expect will be in mid-2021, subject to satisfaction of closing conditions, it is business as usual. Once the deal closes, Change Healthcare will become a part of Optum. Optum is a subsidiary of UnitedHealth Group which trades under the stock symbol UNH on the New York Stock Exchange.

Are Change Healthcare’s strategy or goals changing as a result of this news?

Until the deal closes, it is business as usual. If you have questions about specific business plans or priorities, please discuss them with your People Leader, Senior Leader, or Executive Leader.

Will there be job eliminations due to this combination?

Until the deal closes, it is business as usual. If staffing needs change through the transition, we will communicate to impacted employees, and provide support, as they work to find other internal job opportunities that closely align to their skills, expertise, and career aspirations.

Will my compensation, benefits, or 401k change?

No. Until the transaction closes, it is business as usual. When formal integration begins, Change Healthcare benefits will transition to the UnitedHealth suite of benefits. More information will be provided when integration planning begins.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Jan. 22, 2021 FAQ Updates

How should I think about how my Business Unit, Function, or team fits within Optum’s strategic priorities? Should I be worried that our business or my role is at risk?

Optum has entered into an agreement to purchase our company, including all Change Healthcare products and services. They are excited to have our innovative team join their company, and once the transaction is final, they will be looking to all of us to share our best practices, knowledge, and insights with them as we chart our path forward.

We’ve accomplished a lot together as a company — through our demonstrated leadership and innovative mindset – and we have many more opportunities ahead of us. We look forward to having more conversations about our business, and our future, when it’s appropriate. Until then, it’s business as usual, and we need to remain focused on delivering exceptional service and improving outcomes for our customers and the patients they serve.

How will my Business Unit or Function be involved in the integration process?

The integration team is in the process of being formed right now. This work will be guided by a group evenly split between Change Healthcare and Optum team members. A small Integration Management office will be formed with dedicated resources to ensure smooth running of appropriate merger initiatives, and to help us track and verify assumptions and decisions. Underneath this structure, there will be many workstreams that will necessarily involve people from both organizations who are experts in their areas. More details will be shared as this work gets underway and these teams are developed.

What does this transaction mean for Change Healthcare facilities? Will team members be able to resume working from their assigned company facility at some point?

As we shared late last year, our facilities will remain restricted to those who must come onsite for their essential work until at least July 16, 2021, and that is still the current plan. As we begin the integration planning and process, we will consider our current facilities strategy and share additional updates as decisions are made.

How can I address any questions or concerns I might hear from customers regarding this news?

Additional materials and talking points have been shared with customer-facing teams to help them address any questions or concerns they are hearing from their customers after the announcement, including how customer data will be protected. These materials can be found on the Change Healthcare & Optum SharePoint site.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

As we continue to work with our partners at Optum to develop the transition plans, we will update these FAQs with additional details.

###

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

© 2021 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL